Exhibit 23.4

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Corporate Property Associates 18 — Global Incorporated (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated:  January 4, 2013

/s/ Marshall E. Blume
Name: Marshall E. Blume

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Corporate Property Associates 18 — Global Incorporated (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated:  January 3, 2013

/s/ Elizabeth P. Munson
Name: Elizabeth P. Munson

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Corporate Property Associates 18 — Global Incorporated (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated:  January 3, 2013

/s/ Richard J. Pinola
Name: Richard J. Pinola

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Corporate Property Associates 18 — Global Incorporated (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.

Dated:  January 3, 2013

/s/ James D. Price
Name: James D. Price

Independent Director Nominee